Vanguard Managed Payout Funds

Supplement to the Prospectus

Changes in Underlying Fund Allocations

The board of trustees of the Vanguard Managed Payout Funds has approved a reallocation of a portion of each Fund’s bond exposure from domestic bonds to international bonds. To implement this change, and subject to the advisor’s expectations regarding the relative risks and returns of various asset classes, each of the Managed Payout Funds that invests in Vanguard Total Bond Market II Index Fund may reallocate a portion of its bond holdings from Vanguard Total Bond Market II Index Fund to Vanguard Total International Bond Index Fund. The Funds are expected to implement these allocation changes in the coming months.

The Funds do not have fixed asset allocations. As described in the prospectus, the exact proportion of each asset class or investment may be changed to reflect shifts in the advisor’s risk and return expectations.

Prospectus Text Changes

The following will replace similar text under “Primary Investment Strategies” for each Fund:

• Bonds and Cash. The Fund may invest in Vanguard Total Bond Market II Index Fund, Vanguard Intermediate-Term Investment-Grade Fund, and Vanguard Total International Bond Index Fund (and/or other Vanguard bond funds) to capture the investment returns of the various fixed income markets. Through its investments in one or more Vanguard bond funds, the Fund will indirectly invest, to varying degrees, in a wide spectrum of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposures). The Fund may also invest a portion of its assets in a Vanguard money market fund that invests in high-quality, short-term money market instruments.

In each Fund’s “Primary Risks” section, the following will replace the first paragraph under Bond Risks:

The Fund’s investments in underlying funds that invest in bonds or money market instruments subject it to bond risks, such as interest rate risk, income risk, credit risk, call risk, and, to a limited extent, event risk. The Fund is also subject to risks associated with investments in currency-hedged foreign bonds, including country/regional risk and currency hedging risk.

Within the same section, the following text will be added after the fourth bullet:

• Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies.

• Currency hedging risk is the risk that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposures.

In the More on the Funds section, the following will replace similar text under “Security Selection”:

• Bonds

Each Managed Payout Fund may invest in Vanguard Total Bond Market II Index Fund, Vanguard Intermediate-Term Investment-Grade Fund, and Vanguard Total International Bond Index Fund (and/or other Vanguard bond funds) to capture the investment returns of various fixed income markets. Through its investments in one or more Vanguard bond index funds, each Managed Payout Fund will indirectly invest, to varying degrees, in a wide spectrum of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposures). Depending on the amount of Fund assets allocated to bond funds, each Fund is proportionately subject to bond risks.

Within the same section, the following will be added after “Plain Talk About Bond Maturities”:

Depending on the amount of assets allocated to Vanguard Total International Bond Index Fund, each Fund is proportionately subject to risks associated with investing in currency-hedged foreign bonds. These risks include country/regional risk and currency hedging risk. Country/ regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, or companies. Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposures.

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PS 1497B 032013